SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is made this as of the __ day of March, 2002, by and between JOSHUA TREE CONSTRUCTION, INC., which may become known as Nutritionary, Inc. ("NUTRITIONARY"), a Nevada corporation having an address at 3635 Canfield Boardman Drive, Canfield, OH 44406 and KEITH FRANKEL ("FRANKEL") an individual having an address at 8 Henderson Drive, West Caldwell, New Jersey 07006.

1. GRANT OF SECURITY INTEREST. For value received and to secure payment and performance of that certain note of even date herewith in the amount of $1,500,000.00 given by NUTRITIONARY in favor of FRANKEL (as the same may be amended from time to time) (the "Note"), and any and all other obligations of NUTRITIONARY to FRANKEL however created, arising or evidenced (including without limitation, any obligations under that Stock Purchase Agreement dated as of March __, 2002, among NUTRITIONARY, FRANKEL and Melvin Simon, as the same may be amended from time to time (the "Stock Purchase Agreement"), that certain Reimbursement and Indemnification Agreement of even date herewith from American Health and Diet Centers, Inc. ("AHDC") and NUTRITIONARY in favor of FRANKEL, and any and all other documents executed and/or delivered in connection with the transactions contemplated thereby), whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, and whether or not evidenced by a loan or transaction document, future advances, and all costs and expenses incurred by FRANKEL to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, the "Obligations"), NUTRITIONARY hereby grants to FRANKEL a continuing first priority security interest (pari passu with that certain security interest granted this date to Melvin Simon) in and lien upon the following described property, whether now owned or hereafter acquired or arising, wherever located and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof (collectively, the "Collateral"):

All of the personal property of NUTRITIONARY of every kind and nature including, without limitation, all accounts, accounts receivable, equipment, accessions, inventory, chattel paper, instruments, documents, rights to proceeds under letters of credit, letter-of-credit rights, deposit accounts, and general intangibles, wherever located.

Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the Uniform Commercial Code as in effect in the State of New Jersey on the date this Agreement is signed by NUTRITIONARY (the "UCC") and not otherwise defined in this Agreement, the Note, the Stock Purchase Agreement, or any other document executed or delivered in connection therewith or any of the transactions contemplated thereby (collectively, the "Transaction Documents") has the meaning given to such term in the UCC.

2. CHANGE IN NAME OR LOCATIONS. NUTRITIONARY represents and warrants that the name and address of NUTRITIONARY appearing at the beginning of this Agreement is NUTRITIONARY's exact legal name and address of its chief executive office, and that NUTRITIONARY is a corporation duly organized and existing under the laws of the State of Nevada. NUTRITIONARY has not changed its name, or the name under which it does business, within the five years preceding the date hereof except as set forth on Exhibit "A" hereto. NUTRITIONARY has not moved its chief executive office within the five years preceding the date hereof except as previously reported in writing to FRANKEL. NUTRITIONARY has not changed the jurisdiction of its organization within the five years preceding the date hereof except as previously reported in writing to FRANKEL. NUTRITIONARY hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made a part hereof, or if NUTRITIONARY changes its name or form of organization, or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, NUTRITIONARY will immediately notify FRANKEL in writing of the additions or changes.

3.   REPRESENTATIONS   AND   WARRANTIES   REGARDING   COLLATERAL.   NUTRITIONARY
represents, warrants and covenants to FRANKEL that:

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     (a)  NUTRITIONARY owns the Collateral free of all liens, security interests and claims, other than that certain pari passu security interest granted this date to Melvin Simon (the "Permitted Liens");

     (b) NUTRITIONARY has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all encumbrances and rights of setoff of any kind, other than the Permitted Liens;

     (c) NUTRITIONARY has good and marketable title to the Collateral and will warrant and defend the same against all claims:

     (d) the security interest in and lien upon the Collateral granted to FRANKEL hereunder is a first priority security interest in and lien upon such Collateral;

     (e) except as herein provided, NUTRITIONARY will not hereafter without the prior written consent of FRANKEL sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to FRANKEL;

     (f) NUTRITIONARY will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;

     (g) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and NUTRITIONARY will defend the same against all claims, demands, setoffs and counterclaims at any time asserted; and

     (h) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by NUTRITIONARY and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim.

4. OTHER REPRESENTATIONS AND WARRANTIES. NUTRITIONARY represents, warrants and covenants to FRANKEL that:

     (a) all information now and hereafter furnished to FRANKEL is and will be true, correct and complete in all material respects;

     (b) the execution, delivery and performance by NUTRITIONARY of this Agreement and any other Transaction Document to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of NUTRITIONARY and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of NUTRITIONARY, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting NUTRITIONARY, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Transaction Documents) on any of NUTRITIONARY's assets, or (iii) give cause for the acceleration of any obligations of NUTRITIONARY to any other creditor;

     (c) NUTRITIONARY has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements, if any, supplied to FRANKEL by NUTRITIONARY, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, other than the Permitted Liens;

     (d) to NUTRITIONARY's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to NUTRITIONARY's present rights in its properties and assets have arisen;

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     (e)  NUTRITIONARY has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained;

     (f) NUTRITIONARY is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by NUTRITIONARY in connection with this Agreement, the Note and/or any other Transaction Document, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32);

     (g) NUTRITIONARY is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable;

     (h) NUTRITIONARY is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted;

     (i) NUTRITIONARY is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of NUTRITIONARY ;

     (j) there are no pending or threatened suits, claims or demands against NUTRITIONARY that have not been disclosed directly to FRANKEL by NUTRITIONARY in writing, and approved by FRANKEL;

     (k) none of the proceeds of the credit extended pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Obligations a "Purpose Credit" within the meaning of Regulation U ;

     (l) each employee pension benefit plan, as defined in ERISA, maintained by NUTRITIONARY meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1986, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan;

     (m)  the  fair  saleable  value  of   NUTRITIONARY's   assets  exceeds  its
liabilities, NUTRITIONARY is meeting its current liabilities as they mature, and NUTRITIONARY is and shall remain solvent;

     (n) all financial statements of NUTRITIONARY furnished to FRANKEL are correct and accurately reflect the financial condition of NUTRITIONARY as of the respective dates thereof;

     (o) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of NUTRITIONARY; and

     (p) there are not now pending any court or administrative proceedings or undischarged judgments against NUTRITIONARY, no federal or state tax liens have been filed or threatened against NUTRITIONARY, and NUTRITIONARY is not in default or claimed default under any agreement.

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5.   COVENANTS REGARDING COLLATERAL. NUTRITIONARY covenants that it shall:

     (a) from time to time and at all reasonable times allow FRANKEL by or through any of his agents, attorneys, or accountants, to examine or inspect the Collateral, notify account debtors of FRANKEL's security interest in accounts (if included in the definition of Collateral) and obtain valuations and audits of the Collateral, at NUTRITIONARY's expense, wherever located. NUTRITIONARY shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as FRANKEL may require to vest in and assure to FRANKEL his rights hereunder and in or to the Collateral, and the proceeds thereof, including, but not limited to, waivers from landlords, warehousemen and mortgagees;

     (b) keep the Collateral in good order and repair at all times and immediately notify FRANKEL of any event causing a material loss or decline in value of the Collateral whether or not covered by insurance and the amount of such loss or depreciation;

     (c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations;

     (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as FRANKEL may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to FRANKEL in his sole discretion. The policies of all such casualty insurance shall contain a standard lender's loss payable clause issued in favor of FRANKEL under which all losses thereunder shall be paid to FRANKEL as FRANKEL's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to FRANKEL and shall insure FRANKEL notwithstanding the act or neglect of NUTRITIONARY. Upon demand of FRANKEL, NUTRITIONARY shall furnish FRANKEL with duplicate original policies of insurance or such other evidence of insurance as FRANKEL may require. In the event of failure to provide insurance as herein provided, FRANKEL may, at his option, obtain such insurance and NUTRITIONARY shall pay to FRANKEL, on demand, the cost thereof. Proceeds of insurance may be applied by FRANKEL to reduce the Obligations or to repair or replace Collateral, all in FRANKEL's sole discretion;

     (e) at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. FRANKEL, or any of his agents, shall have the right upon reasonable prior notice, at intervals to be determined by FRANKEL and without hindrance or delay, at NUTRITIONARY's expense, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, NUTRITIONARY's business or any other transaction between the parties hereto. NUTRITIONARY will at its expense furnish FRANKEL copies thereof upon request; and

     (f) not sell or offer to sell or otherwise transfer or grant or suffer the imposition of a lien or security interest upon the Collateral (except for sales of inventory and collections of accounts in NUTRITIONARY's ordinary course of business) or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

6.   COVENANTS  FOR  ACCOUNTS.  If accounts  are included in the  definition  of
Collateral:

     (a) NUTRITIONARY will, on demand of FRANKEL, make notations on its books and records showing the security interest of FRANKEL and make available to FRANKEL shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. NUTRITIONARY shall promptly notify FRANKEL if an account becomes evidenced or secured by an instrument or chattel paper and upon request of FRANKEL, will promptly deliver any such instrument or chattel paper to FRANKEL, including without limitation, any letter of credit delivered to NUTRITIONARY to support a shipment of inventory by NUTRITIONARY.

     (b) NUTRITIONARY will promptly advise FRANKEL whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that FRANKEL may give regarding the sale or other disposition of such returns. NUTRITIONARY will, on at least a weekly basis, report all credits given to account debtors on all accounts.

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     (c)  NUTRITIONARY will immediately notify FRANKEL if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by FRANKEL so that all monies due and to become due under such contract shall be assigned to FRANKEL and notice thereof given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

     (d) At any time upon thirty (30) days prior written notice to NUTRITIONARY, FRANKEL may notify any persons who are indebted to NUTRITIONARY on any Collateral consisting of accounts or general intangibles of the assignment thereof to FRANKEL and may direct such account debtors to make payment directly to FRANKEL of the amounts due. At the request of FRANKEL, NUTRITIONARY will direct any persons who are indebted to NUTRITIONARY on any Collateral consisting of accounts or general intangibles to make payment directly to FRANKEL. FRANKEL is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to FRANKEL.

7. OTHER AFFIRMATIVE COVENANTS. NUTRITIONARY agrees that from the date hereof and until final payment in full of the Obligations, unless FRANKEL shall otherwise consent in writing, NUTRITIONARY will:

     (a) on reasonable prior notice, allow FRANKEL, or his agents, during normal business hours, access to the books, records and such other documents of NUTRITIONARY as FRANKEL shall reasonably require, and allow FRANKEL to make copies thereof at FRANKEL's expense;

     (b) conduct its business in substantially the same manner and locations as such business is now and has previously been conducted;

     (c)  deliver to  FRANKEL,  with the annual  financial  statements  required
herein,  a  certification  by   NUTRITIONARY's   independent   certified  public
accountant  that  NUTRITIONARY  is  in  full  compliance  with  the  Transaction
Documents;

     (d) comply with all terms and conditions contained in this Agreement, and any other Transaction Documents;

     (e) furnish, within 15 days after request by FRANKEL, a written statement duly acknowledged of the amount due under the Note and whether offsets or defenses exist against the Obligations;

     (f) maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as FRANKEL may reasonably require;

     (g) maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement;

     (h) deliver to FRANKEL, with any financial statements required below, a certificate signed by NUTRITIONARY, by a principal financial officer of NUTRITIONARY warranting that no "Event of Default" as specified in the Transaction Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such Event of Default, has occurred and demonstrating NUTRITIONARY's compliance with any financial covenants contained herein;

     (i) furnish to FRANKEL immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default (as defined in the Transaction Documents) or any event which, upon the giving of notice or lapse of time or both, may become an Event of Default, written notice specifying the nature and period of existence thereof and the action which NUTRITIONARY is taking or proposes to take with respect thereto;

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     (j)  promptly notify FRANKEL in writing of (i) any material  adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by NUTRITIONARY; (iii) any material adverse claim against or affecting NUTRITIONARY or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting NUTRITIONARY; and
(v) at least 30 days prior thereto, any change in NUTRITIONARY's name or address as shown above, and/or any change in NUTRITIONARY's structure;

     (k) deliver promptly such other information regarding the operation, business affairs, and financial condition of NUTRITIONARY which FRANKEL may reasonably request;

     (l) pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which NUTRITIONARY in good faith disputes;

     (m) deliver to FRANKEL, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by NUTRITIONARY to stockholders, and all regular or periodic reports required to be filed by NUTRITIONARY with any governmental agency or authority;

     (n) deliver to FRANKEL, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis with respect to NUTRITIONARY and its Subsidiaries, Affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year;

     (o) deliver to FRANKEL accountant reviewed quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, and an accounts receivable aging as soon as available and in any event within 45 days after the close of each such period; all on a consolidated and consolidating basis with respect to NUTRITIONARY and its Subsidiaries, Affiliates and parent or holding company, as applicable, all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year, and certified as to their correctness by a principal financial officer of NUTRITIONARY and in each case, if audited statements are required, subject to audit and year-end adjustments;

     (p) deliver to FRANKEL, within 30 days of filing, complete copies of federal and state tax returns, as applicable, together with all schedules thereto, each of which shall be signed and certified by NUTRITIONARY to be true and complete copies of such returns;

     (q) preserve and maintain in full force and effect (i) its existence as a corporation under the laws of the State of Nevada and its qualification to do business in each jurisdiction in which the conduct of its business requires such qualification, (ii) all governmental approvals required at any time in connection with the business of the Company, and (iii) all of its rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names, domain names, copyrights or other intellectual property owned or possessed by it and deemed to be necessary to the conduct of its business;

     (r) keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles, consistently applied; and

     (s) retain independent public accounts of recognized national standing who shall certify its financial statements at the end of each fiscal year.

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8.   OTHER NEGATIVE  COVENANTS.  NUTRITIONARY  agrees that from the date of this
Agreement and until final payment in full of the Obligations, unless FRANKEL shall otherwise consent in writing, NUTRITIONARY will not:

     (a) affix any collateral to any real estate, unless NUTRITIONARY has (i) obtained FRANKEL's permission to do so; (ii) delivered to FRANKEL a landlord's waiver and/or mortgagee's waiver with respect to such collateral duly executed by the landlord or mortgagee, as the case may be, of the real estate to which the collateral is to be affixed, in form and substance satisfactory to FRANKEL, which waiver disclaims any interest in such assets; and (iii) deliver to FRANKEL a UCC-1 financing statement with respect to the collateral in the form necessary or with all information required to be recorded in the real estate records of the county in which the collateral is to be located;

     (b)  change its fiscal year;

     (c) amend its certificate of incorporation, by-laws, other organization document, stock option plan or any other material agreement;

     (d)  acquire, merge or consolidate with any other entity;

     (e)  enter into any credit agreements or arrangements;

     (f) materially alter the kind or type of its business or that of its Subsidiaries or Affiliates, if any;

     (g) sell substantially all of its business or assets, any of its Subsidiaries or Affiliates or any guarantor, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of its business, or any of its Subsidiaries or Affiliates or any guarantor;

     (h) transfer any of the outstanding stock or voting power of AHDC (or issue any additional capital stock or other equity in AHDC) or transfer more than 50% of its outstanding stock or voting power, or any other Affiliate or Subsidiary (other than AHDC) in a single transaction or a series of transactions;

     (i) acquire substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity;

     (j) provide loans, guarantees or any other type of financial support to any of Nutritionary's shareholders, directors or officers, other than salaries, bonuses, and reimbursable expenses incurred in the ordinary course of business;

     (k) incur any indebtedness other than trade credit incurred in the ordinary course of Nutritionary's business;

     (l) extend credit by any method or in any form, other than open account credit extended to customers in the ordinary course of Nutritionary's business;

     (m) incur a capital expenditure in excess of US$50,000 in any calendar year;

     (n) make any loans or advances to or investment in any person or entity except for (1) obligations of or guaranteed by the United States of America; (2) obligations issued or guaranteed by any instrumentality or agency of the United States of America, whether now existing or hereafter organized; (3) obligations issued or guaranteed by any state of the United States or the District of Columbia; and (4) interest-bearing accounts, certificates of deposit, bankers acceptances or commercial paper of a United States national bank;

     (o) not permit, allow or suffer any lien, security interest or other encumbrance to exist on any of its assets;

     (p) become a party to any transaction with any shareholder, director, officer or other Affiliate or Subsidiary or pay or incur any obligation to pay any management, service, consulting or similar fees to any shareholder, director, officer or other Affiliate or Subsidiary;

     (q) guarantee or otherwise become responsible for obligations of any other person or persons, other than the endorsement of checks and drafts for collection in the ordinary course of business;

     (r) default on any material contract with or obligation when due to a third party or default in the performance of any material obligation to a third party incurred for money borrowed;

     (s) permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of NUTRITIONARY is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired;

     (t) permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due;

     (u) retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so;

     (v)  relocate its chief executive office;

     (w)  materially increase its payroll;

     (x) make or commit to make any payments or otherwise incur any liability, or enter into any material agreement(s) or transaction(s), with a value in excess of $75,000 per year; and

     (y)  retire or otherwise acquire any of its capital stock.

9. FURTHER ASSURANCES. At the request of FRANKEL, NUTRITIONARY will join with FRANKEL in executing one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to FRANKEL and will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by FRANKEL to be necessary or desirable. A carbon, photographic or other copy of this Agreement or of a UCC-1 financing statement may be filed as and in lieu of a UCC-1 financing statement.

10. EVENTS OF DEFAULT. NUTRITIONARY shall, at the option of FRANKEL, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) the non-payment of any principal, interest or other indebtedness under the Note when due and the lapse of any notice or cure period provided in such Note with respect to such default;
(b) any Event of Default (as defined in any of the Obligations); (c) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (d) demand by FRANKEL under any of the Obligations that have a demand feature; (e) the failure by NUTRITIONARY to perform any of its obligations under this Agreement or any other Transaction Document; (f) falsity, inaccuracy or material breach by NUTRITIONARY of any written warranty, representation or statement made or furnished to FRANKEL by or on behalf of NUTRITIONARY; (g) the filing by or against NUTRITIONARY of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding, such proceeding is not dismissed or stayed within thirty (30) days of the commencement thereof); (h) any assignment by NUTRITIONARY for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of NUTRITIONARY; (i) a default with respect to any other indebtedness of NUTRITIONARY if the effect of such default is to cause or permit the acceleration of such debt; (j) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any of the Collateral;
(k) the entry of any judgment against NUTRITIONARY and the failure of NUTRITIONARY to discharge the judgment within ten (10) days of the entry thereof; (l) any material adverse change in the business, assets, operations, financial conditions or results of operations of NUTRITIONARY; (m) NUTRITIONARY ceases doing business as a going concern; (n) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (o) the failure of FRANKEL to have a perfected first priority security interest in the Collateral subject only to the liens in favor of Melvin Simon as described in the Stock Purchase Agreement; or (p) any indication or evidence received by FRANKEL that NUTRITIONARY may have directly or indirectly been engaged in any type of activity which, in FRANKEL's discretion, might result in the forfeiture of any property of NUTRITIONARY to any governmental entity, federal, state or local.

11. REMEDIES. Upon the occurrence of any such Event of Default and at any time thereafter, FRANKEL may declare all Obligations immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code. As permitted by such Code, FRANKEL may (a) peaceably by his own means or with judicial assistance enter NUTRITIONARY's premises and take possession of the Collateral, (b) render the Collateral unusable, (c) dispose of the Collateral on NUTRITIONARY's premises, (d) require NUTRITIONARY to assemble the Collateral and make it available to FRANKEL at a place designated by FRANKEL, and (e) notify the United States Postal Service to send NUTRITIONARY's mail to FRANKEL. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, FRANKEL will give NUTRITIONARY reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to NUTRITIONARY at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include FRANKEL's reasonable attorney's fees and legal expenses, incurred or expended by FRANKEL to enforce any payment due it under the Note or any other Transaction Document either as against NUTRITIONARY, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement or any other Transaction Document and the Collateral pledged hereunder.

12. POWER OF ATTORNEY. NUTRITIONARY does hereby make, constitute and appoint any agent of FRANKEL as NUTRITIONARY's true and lawful attorney-in-fact, with full power of substitution to endorse the name of NUTRITIONARY or any of NUTRITIONARY's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of FRANKEL in full or part payment of any amounts owing to FRANKEL; granting to NUTRITIONARY's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as NUTRITIONARY might or could do, including the right to sign, for NUTRITIONARY, UCC-1 financing statements and UCC-3 Statements of Change and to sue for, compromise, settle and release all claims and disputes with respect to, the Collateral. NUTRITIONARY hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

13. PAYMENT OF EXPENSES. At his option, FRANKEL may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by FRANKEL to be necessary. NUTRITIONARY will reimburse FRANKEL on demand for any payment so made or any expense incurred by FRANKEL pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by FRANKEL.

14.  NOTICES.  All notices,  demands,  requests,  consents,  approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth above or to such other address as any party may give to the other in writing for such purpose.

15. PRESERVATION OF RIGHTS. No delay or omission on the part of FRANKEL to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of FRANKEL impair any right or power arising hereunder. FRANKEL's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which FRANKEL may have under other agreements, at law or in equity.

16. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

17. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by NUTRITIONARY therefrom, will in any event be effective unless the same is in writing and signed by FRANKEL, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on NUTRITIONARY in any case will entitle NUTRITIONARY to any other or further notice or demand in the same, similar or other circumstance.

18. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

19. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

20. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of NUTRITIONARY and FRANKEL and their respective heirs, executors, administrators, successors and assigns; PROVIDED, HOWEVER, that NUTRITIONARY may not assign this Agreement in whole or in part without the prior written consent of FRANKEL and FRANKEL at any time may assign this Agreement in whole or in part.

21. INTERPRETATION. In this Agreement, unless FRANKEL and NUTRITIONARY otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one grantor, the obligations of such persons or entities will be joint and several.

22. INDEMNITY. NUTRITIONARY agrees to indemnify each of FRANKEL, his successors and assigns (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all reasonable fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement or any other Transaction Document; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. NUTRITIONARY may participate at its expense in the defense of any such claim.

23. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by FRANKEL and will be deemed to be made in the State of New Jersey. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF NEW JERSEY, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF OTHER THAN THE STATE OF NEW JERSEY) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. NUTRITIONARY hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district in the State of New Jersey, and consents that all service of process be sent by nationally recognized overnight courier service directed to NUTRITIONARY at NUTRITIONARY's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent FRANKEL from bringing any action, enforcing any award or judgment or exercising any rights against NUTRITIONARY individually, against any security or against any property of NUTRITIONARY within any other county, state or other foreign or domestic jurisdiction. FRANKEL and NUTRITIONARY agree that the venue provided above is the most convenient forum for both FRANKEL and NUTRITIONARY. NUTRITIONARY waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

24. SELF HELP REMEDIES. NUTRITIONARY BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST NUTRITIONARY BY FRANKEL UNDER THIS AGREEMENT, AND ANY OTHER TRANSACTION DOCUMENTS, BEFORE NUTRITIONARY CAN BE DEPRIVED OF ANY PROPERTY IN NUTRITIONARY'S POSSESSION, HEREBY WAIVES THESE RIGHTS AND AGREES THAT FRANKEL MAY EMPLOY SELF-HELP OR ANY LEGAL OR EQUITABLE PROCESS PROVIDED BY LAW TO TAKE POSSESSION OF ANY SUCH PROPERTY WITHOUT FIRST OBTAINING A FINAL JUDGMENT OR WITHOUT FIRST GIVING NUTRITIONARY NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM UPON WHICH SUCH TAKING IS MADE. NUTRITIONARY WAIVES ALL RELIEF FROM ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED.

25. WAIVER OF JURY TRIAL. EACH OF NUTRITIONARY AND FRANKEL IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. NUTRITIONARY AND FRANKEL ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         IN WITNESS WHEREOF, NUTRITIONARY, on the day and year first written above, has caused this Agreement to be executed under seal.

[CORPORATE SEAL]                          JOSHUA TREE CONSTRUCTION, INC.


Attest:                                   By:
       -----------------------------         -----------------------------------

Print Name:
           -------------------------

Title:
      ------------------------------

                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT

Address of Grantor's chief executive office, including the County:

3635 Canfield Boardman Drive, Canfield, Ohio 44406


Address for books and records, if different:

N/A


Addresses of other Collateral locations, including Counties and name and address of landlord or owner if location is not owned by NUTRITIONARY:

New Jersey location


Other names or tradenames now or formerly used by NUTRITIONARY:

Joshua Tree Finishers, Inc. (former name of Joshua Tree Construction, Inc.)